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                                                                    Exhibit 10.2
                            HELMERICH & PAYNE, INC.

                          INCENTIVE STOCK OPTION PLAN

                             STOCK OPTION CONTRACT


         THIS CONTRACT made and entered into this _____ day of _________, 19__, by and between HELMERICH & PAYNE, INC., a Delaware corporation with its principal office at Utica at 21st, Tulsa, Oklahoma, hereinafter called the "Company", and _________________, an individual of ________, Oklahoma, hereinafter called "Employee", an employee of the Company or one of its subsidiaries.

         At a meeting held _________________, the Board of Directors authorized the grant to the Employee, on _________________, pursuant to the Incentive Stock Option Plan (the "Plan") of the Company, of the right to purchase shares of common stock of the Company, as hereinafter set forth, and authorized the execution and delivery of this Contract.

         Accordingly, the parties hereto agree as follows:

         1. The Employee, as a matter of separate inducement and agreement in connection with his employment by the Company or one of its subsidiaries, and not in lieu of any salary or other compensation for his services, is granted the right to purchase from the Company, pursuant to said Incentive Stock Option Plan, upon the terms and conditions set forth in this Contract, all or any part of _____ shares of common stock of the Company at _____________________________________ Dollars ($_____) per share.

         2. The _____ shares subject to this right shall become purchasable in installments over a period of ten (10) years from the date of this Contract. No shares shall be purchasable hereunder prior to _________________, nor subsequent to _________________. The date upon which each installment shall mature and become purchasable and the number of shares comprising such installment are as follows:

                          Date                              Number of Shares
                          ----                              ----------------
                 -----------------                                ---

                 -----------------                                ---

                 -----------------                                ---

                 -----------------                                ---

The shares comprising each installment may be purchased by the Employee at his option, in whole or in part, at any time after such installment matures and becomes purchasable until the termination






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of this right.  This right shall terminate on _________________, and any shares not purchased on or before such date may not thereafter be purchased hereunder.

         3. Upon each exercise of this right, the Employee shall give written notice to the Company specifying the number of shares to be purchased and accompanied by payment in cash or a certified check of the aggregate purchase price thereof. The Employee, with the written consent of the Board of Directors of the Company or the Committee referred to in Section 3(b) of the Plan, may pay for the shares by tendering stock of the company already owned by the Employee, with such stock to be valued on the date of the exercise by application of the method set out in Section 5 of the Plan. Such exercise shall be effective upon receipt by the Company of such notice and payment.

                 No holder of this right shall be entitled to any rights of a stockholder of the Company in respect to any shares covered by this right until such shares have been paid for in full and issued to him.

         4.(a)   This Contract shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

         (b) The shares with respect to which options are granted hereunder are shares of the common stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the common stock which are subject to this Contract, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the common stock outstanding without receiving compensation therefor in money, services, or property, the number of shares of common stock with respect to which options granted hereunder may thereafter be exercised shall
(i) in the event of an increase in the number of shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, or merged or consolidated with, or sells or otherwise disposes of substantially all its assets to another corporation or if at least 80% of the outstanding common stock of the Company is acquired by another corporation (in exchange for stock or other securities of such other corporation), while unexercised options remain outstanding under this Contract, there shall be substituted for the shares subject to the unexercised portions hereof an appropriate number of shares, if any, of each class of stock or other securities of the reorganized, merged, consolidated or acquiring corporation which were distributed or issued to the shareholders





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of the Company in respect of such shares and, in the case of any reorganization, merger, or consolidation wherein the Company is not the surviving corporation, or any sale or disposition of substantially all of the assets of the Company to another corporation or the acquisition of at least 80% of the outstanding common stock of the Company by another corporation (in exchange for stock or other securities of such other corporation), the Board may accelerate the unmatured installments of such options to the end that such options shall be exercisable in full during a specified period prior to the effective date of such reorganization, merger, consolidation, sale, disposition, or acquisition of stock (and thereafter, upon assumption of such options by the reorganized, merged, consolidated or acquiring corporation as herein contemplated) without regard to the installment provisions set forth in
Section 2 hereof; provided, however, that all such options may be cancelled by the Board as of the effective date of any such reorganization, merger, consolidation, sale, or other disposition of assets, or of any such acquisition of stock, by giving notice to the Employee or his legal representative of its intention to do so and by permitting the purchase during the thirty-day period next preceding such effective date of all of the shares subject hereto, without regard to the installment provisions set forth in such Section 2.

         (d) Except as hereinabove expressly provided in this Section 4, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of common stock subject to options granted hereunder.

         5. This right is granted on the condition that the purchases of shares subject hereto shall be for investment purposes only and not with a view to resale or distribution, except that in the event the shares subject to this right are registered under the Securities Act of 1933, as amended, (which the Company intends to do) or in the event a resale of such shares without such registration would otherwise be permissible, this condition shall be inoperative if in the opinion of counsel for the Company this condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency. To the extent that aforesaid investment covenant is necessary, each payment by the Employee to the Company of the purchase price for shares hereunder shall constitute a representation by the Employee to the Company that his purchase of such shares is for investment and not with a view to or for sale in connection with any distribution thereof.

         6. This right may be exercised solely by the Employee except as hereinafter provided in the case of his death. During the lifetime of the Employee, this right shall not be transferred, assigned, pledged, or hypothecated by him in any way whether by operation of law or otherwise and shall not be subject to execution, attachment, or similar processes.

         7. This option shall terminate if the Employee, for any reason whatsoever, including discharge by the Company, ceases to be a full-time employee of the Company or of a subsidiary, except that:





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                 (a)      if the employee dies while in the employ of the
         Company or of a subsidiary and after ___________, and he shall have been in continuous employment on a full-time basis since _____________, then the option as to all installments that matured prior to the death of the Employee shall be exercisable, but only within one year after the date of death and in any event not after _____________, by the estate of the Employee or by such person or persons as shall have acquired the Employee's rights under the option by bequest, inheritance, or operation of law;

                 (b) if he retires under the provisions of the pension plan of the Company or of any subsidiary after _____________, and he shall have been in continuous employment on a full-time basis since _____________, the option, as to all installments that matured prior to such retirement, shall be exercisable by him or his legal representative only within three months after such retirement, but not after _____________; and

                 (c) if he terminates his employment after _____________, and he shall have been in continuous employment on a full-time basis since _____________, the option, as to all installments that matured prior to such termination, shall be exercisable by him or his legal representative but only within three months after such termination, but not after _____________.

         8. The Board of Directors, with the consent of the Employee, may amend or modify this Contract at any time for the purpose of meeting any changes in pertinent law or governmental regulations or for any other purpose permitted by law. In no event, however, shall any such action of the Board result in (a) any increase except as provided in Section 4 in the number of shares which may be purchased hereunder, nor (b) any change in the price at which shares may be purchased except as provided in Section 4.

                 Notwithstanding any provision hereof, the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchange as may be required, and the Employee agrees that he will not exercise any option granted hereunder, and that the Company will not be obligated to issue any shares hereunder if the exercise thereof or if the issuance of such shares shall constitute a violation by the Employee or the Company of any applicable law or regulation.

         9. All notices hereunder shall be in writing and if to the Company shall be delivered personally to the Secretary of the Company or mailed
to its principal office, Utica at 21st, Tulsa, Oklahoma   74114, addressed to
the attention of the Secretary, and if to the Employee shall be delivered personally or mailed to the Employee at

                                           Helmerich & Payne, Inc.
                                           Utica at 21st
                                           Tulsa, Oklahoma   74114





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Such addresses may be changed at any time by notice from one party to the other.

         10. Nothing herein contained shall affect the right of the Company or any of its subsidiaries to terminate the Employee's services, responsibilities, duties, and authority to represent the Company or any of its subsidiaries at any time for any reason whatsoever.

         11. This right may not be exercised by the Employee, or in the event of his death by his estate or by such person or persons as shall have acquired his rights hereunder by bequest or inheritance or by reason of his death, while there is outstanding (within the meaning of Sections 422(b)(7) and 422 A(c)(7) of the Internal Revenue Code) to the Employee any incentive stock option granted previous to the date of this option to purchase the common stock of the Company or in a corporation which is a parent or subsidiary of the Company.

         12. The Board of Directors of the Company shall determine any questions of interpretations of this Contract, and such determinations shall be final and binding on the Company and the Employee. The Board of Directors of the Company and the Committee referred to in Section 3(b) of the Plan reserves the right to amend this Contract and the Plan pursuant to which it was issued to permit and continue qualification of the Contract and the Plan as "incentive stock options" within the meaning of the Economic Recovery Tax Act of 1981, as the same may from time to time be amended.

         13. This Contract shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and to the extent provided in Section 7, the executors, administrators, legatees, and heirs of the Employee.

         IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

                                           HELMERICH & PAYNE, INC.



                                           By
                                             ------------------------------
                                                   President




                                           ---------------------------------
                                                   "Employee"





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